EXHIBIT 10.1

AMENDMENT TO THE

PEPSICO EXECUTIVE INCOME DEFERRAL PROGRAM

PLAN DOCUMENT FOR THE 409A PROGRAM

The Plan Document for the 409A Program of the PepsiCo Executive Income Deferral Program (the “Plan”) is hereby amended as set forth below.

1.	The definition of “Base Compensation” in Section 2.03 of the Plan is amended in its entirety to read as follows, effective for Base Compensation that is paid on or after January 1, 2011:

“2.03 Base Compensation.

An Eligible Executive’s adjusted base salary, to the extent payable in U.S. dollars from an Employer’s U.S. payroll (or as otherwise provided with respect to currency and payroll in Section 3.01(a)). The Plan Administrator shall be entitled to specify on the Election Form applicable to a particular deferral election (or in other documentation applicable to such deferral election) whether and to what extent (if at all) amounts will be subtracted from gross base salary to arrive at adjusted base salary. Any such specifications shall be made in writing no later than the date on which such deferral election becomes irrevocable pursuant to Section 4.02 of this Plan, and any amount to be subtracted that is variable shall be permitted to be variable under Section 409A.”

2.	The definition of “Bonus Compensation” in Section 2.05 of the Plan is amended in its entirety to read as follows, effective May 21, 2010:

“2.05 Bonus Compensation.

An Eligible Executive’s adjusted annual incentive award under his or her Employer’s annual incentive plan or the Executive Incentive Compensation Plan, to the extent payable in U.S. dollars from an Employer’s U.S. payroll (or as otherwise provided with respect to currency and payroll in Section 3.01(a)). The Plan Administrator shall be entitled to specify on the Election Form applicable to a particular deferral election (or in other documentation applicable to such deferral election whether and to what extent (if at all) amounts will be subtracted from a gross annual incentive award to arrive at an adjusted annual incentive award. Any such specifications shall be made in writing no later than the date on which such deferral election become irrevocable pursuant to Section 4.02 of this Plan, and any amount to be subtracted that is variable shall be permitted to be variable under Section 409A.”

3.	The first sentence of Section 4.01(a) of the Plan is deleted in its entirety and replaced by the following three sentences, effective for Base Compensation that is paid on and after January 1, 2011:

“Each Eligible Executive may make an election to defer under the Plan any whole percentage up to 85% of his or her Base Compensation in the manner described in Section 4.02. The Plan Administrator shall be entitled to specify on the Election Form applicable to a particular deferral election (or in other documentation applicable to such deferral election) a lower percentage limitation on the amount of Base Compensation that may be deferred pursuant to such deferral election. Any such specification shall be made in writing no later than the date on which such deferral election becomes irrevocable pursuant to Section 4.02.”

4.	The first sentence of Section 4.01(b)(1) of the Plan is deleted in its entirety and replaced by the following three sentences, effective May 21, 2010:

“Each Eligible Executive may make an election to defer under the Plan any whole percentage up to 100% of his or her Bonus Compensation in the manner described in Section 4.02. The Plan Administrator shall be entitled to specify on the Election Form applicable to a particular deferral election (or in other documentation applicable to such deferral election) a lower percentage limitation on the amount of Bonus Compensation that may be deferred pursuant to such deferral election. Any such specification shall be made in writing no later than the date on which such deferral election becomes irrevocable pursuant to Section 4.02.”

PEPSICO, INC.

By:	/s/ Cynthia M. Trudell
Cynthia M. Trudell
Title:	Senior Vice President and Chief Personnel Officer

Date:	6/28/10

APPROVED:

By: /s/ Christopher Bellanca

      PepsiCo, Inc. Law Department

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